                                                                    EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-46686) pertaining to the 2000 Long-Term Incentive Plan of Luminex Corporation of our report dated January 29, 2002, with respect to the consolidated financial statements of Luminex Corporation included in the Annual Report (Form 10-K) for the year ended December 31, 2001.


                                       /s/ Ernst & Young LLP

Austin, Texas
March 27, 2002